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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 28, 2001




                       STEWART & STEVENSON SERVICES, INC.
             (Exact name of registrant as specified in its charter)




TEXAS                                    0-8493              74-1051605
(State or other jurisdiction     (Commission File Number)    (I.R.S. Employer
of incorporation)                                            Identification No.)


2707 NORTH LOOP WEST
HOUSTON, TEXAS                                               77008
(Address of principal executive offices)                     (Zip code)


       Registrant's telephone number, including area code: (713) 868-7700



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Item 5.  OTHER EVENTS.

On November 28, 2001, Stewart & Stevenson Services, Inc. (the "Company") issued the press release attached hereto as Exhibit 99.1 reporting the Company's Fiscal 2001 Third Quarter Diluted EPS was $0.18 Before Nonrecurring Adjustments.

Item 7.  EXHIBITS.

EXHIBIT 99.1 COMPANY PRESS RELEASE DATED NOVEMBER 28, 2001, TITLED STEWART & STEVENSON SERVICES REPORTS FISCAL 2001 THIRD QUARTER DILUTED EPS WAS $0.18 BEFORE NONRECURRING ADJUSTMENTS.

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SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                    STEWART & STEVENSON SERVICES, INC.




Date:  November 28, 2001            By:  /s/ John H. Doster
                                         ---------------------------------------
                                            Name:    John H. Doster
                                            Title:   Senior Vice President and
                                                     Chief Financial officer